                                                                   EXHIBIT 10.41
                                                                       1998 PLAN
                                                     TCIVB MALONE 12/16/97 GRANT

                            TELE-COMMUNICATIONS, INC.
                               1998 INCENTIVE PLAN

                         NON-QUALIFIED STOCK OPTION AND
                       STOCK APPRECIATION RIGHTS AGREEMENT


        THIS AGREEMENT ("Agreement") is made as of the 16th day of June, 1998 (the "Grant Date"), by and between TELE-COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and the person signing adjacent to the caption "Grantee" on the signature page hereof (the "Grantee").

        The Company has adopted the Tele-Communications, Inc. 1998 Incentive Plan (the "Plan"), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

        Pursuant to the Plan, the Compensation Committee of the Board (the "Committee"), which has been assigned responsibility for administering the Plan, has determined that it would be in the interest of the Company and its stockholders to grant the options and rights provided herein in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee's personal interest in the continued success and progress of the Company.

        The Company and Grantee therefore agree as follows:

     1. GRANT OF OPTION. Subject to the terms and conditions herein, the Company grants to the Grantee during the period commencing on June 16, 1998 and expiring at 5:00 p.m., Denver, Colorado time ("Close of Business") on December 16, 2007 (the "Option Term"), subject to earlier termination as provided in paragraphs 8 and 12(b) below, an option to purchase from the Company, at the price per share set forth on Schedule 1 hereto (the "TCIVB Option Price"), the number of shares of Series B TCI Ventures Group Common Stock ("TCIVB") set forth on said Schedule 1 (the "TCIVB Option Shares"). The TCIVB Option Price and TCIVB Option Shares are subject to adjustment pursuant to paragraph 12 below. This option is a "Nonqualified Stock Option" and is hereinafter referred to as the "TCIVB Option".

     2. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions herein and in tandem with the TCIVB Option, the Grantee shall also have, during the TCIVB Option Term, subject to earlier termination as provided in paragraphs 8 and 12(b) below, a stock appreciation right with respect to each TCIVB Option Share (individually, a "TCIVB Tandem


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SAR" and collectively, the "TCIVB Tandem SARs"). Upon exercise of a TCIVB Tandem
SAR in accordance with this Agreement, the Company shall, subject to paragraph 6 below, make payment as follows:

        (a) the amount of payment shall equal the amount by which the Fair Market Value of the TCIVB Option Share on the date of exercise exceeds the TCIVB Option Price; and

        (b) payment of the amount determined in accordance with clause (i) shall be made in shares of TCIVB (valued at their Fair Market Value as of the date of exercise of such TCIVB Tandem SAR), or, in the sole discretion of the Compensation Committee of the Board of Directors of the Company (the "Committee"), in cash, or partly in cash and partly in shares of TCIVB.

     3. REDUCTION UPON EXERCISE. The exercise of any number of TCIVB Tandem SARs shall cause a corresponding reduction in the number of TCIVB Option Shares which shall apply against the TCIVB Option Shares then available for purchase. The exercise of the TCIVB Option to purchase any number of TCIVB Option Shares shall cause a corresponding reduction in the number of TCIVB Tandem SARs.

     4. CONDITIONS OF EXERCISE. The TCIVB Option and TCIVB Tandem SARs are exercisable only in accordance with the conditions stated in this paragraph.

        (a) Except as otherwise provided in paragraph 12(b) below or in the last sentence of this subparagraph (a), the TCIVB Option shall not be exercisable until September 3, 1999, and the TCIVB Option may only be exercised to the extent the TCIVB Option Shares have become available for purchase in accordance with the following schedule:

                                           Percentage of TCIVB Option
                          Date            Shares Available for Purchase
                          ----            -----------------------------
                    December 16, 1998                  20%
                    December 16, 1999                  40%
                    December 16, 2000                  60%
                    December 16, 2001                  80%
                    December 16, 2002                 100%

     Notwithstanding the foregoing, all TCIVB Option Shares shall become available for purchase if Grantee's employment with the Company and its Subsidiaries (i) shall terminate by reason of (x) termination by the Company without cause (as defined in Section 11.2(b) of the Plan), (y) termination by Grantee for good reason (as defined herein) or (z) Disability, (ii) shall terminate pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly


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     permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or
     (iii) if Grantee dies while employed by the Company or a Subsidiary.

        (b) A TCIVB Tandem SAR with respect to an TCIVB Option Share shall be exercisable only if the TCIVB Option Share is then available for purchase in accordance with subparagraph (a).

        (c) To the extent the TCIVB Option or TCIVB Tandem SARs become exercisable, such TCIVB Option or TCIVB Tandem SARs may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the TCIVB Option Term or earlier termination thereof.

        (d) Grantee acknowledges and agrees that the Committee may, in its discretion and as contemplated by Section 7.5 of the Plan, adopt rules and regulations from time to time after the date hereof with respect to the exercise of TCIVB SARs and that the exercise by Grantee of the TCIVB Tandem SARs will be subject to the further condition that such exercise is made in accordance with all such rules and regulations as the Committee may determine are applicable thereto.

     5. MANNER OF EXERCISE. The TCIVB Option or a TCIVB Tandem SAR shall be considered exercised (as to the number of TCIVB Option Shares or TCIVB Tandem SARs specified in the notice referred to in subparagraph (a) below) on the latest of (i) the date of exercise designated in the written notice referred to in subparagraph (a) below, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which the Company has received all of the following:

        (a) Written notice, in such form as the Committee may require, designating, among other things, the date of exercise, the number of TCIVB Option Shares to be purchased and/or the number of TCIVB Tandem SARs to be exercised;

        (b) If the TCIVB Option is to be exercised, payment of the TCIVB Option Price for each TCIVB Option Share to be purchased in cash or in such other form, or combination of forms, of payment contemplated by Section 6.6(a) of the Plan as the Committee may permit; provided, however, that any shares of TCIVB (or, if applicable, shares of Series B TCI Group Common Stock ("TCOMB")) delivered in payment of the TCIVB Option Price, if such form of payment is so permitted by the Committee, shall be shares that the Grantee has owned for a period of at least six months prior to the date of exercise, and provided, further, that, notwithstanding clause (vii) of
     Section 6.6(a) of the Plan, TCIVB Option Shares may not be withheld in payment or partial payment of the TCIVB Option Price; and

        (c) Any other documentation that the Committee may reasonably require.


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     6. MANDATORY WITHHOLDING FOR TAXES. Grantee acknowledges and agrees that the Company shall deduct from the cash and/or shares of TCIVB (or, if applicable, shares of TCOMB) otherwise payable or deliverable upon exercise of the TCIVB Option or a TCIVB Tandem SAR an amount of cash and/or number of shares of TCIVB (valued at their Fair Market Value on the date of exercise) that is equal to the amount of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee.

     7. DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in paragraph 5, and subject to the withholding referred to in paragraph 6, the Company shall deliver to the Grantee certificates issued in Grantee's name for the number of TCIVB Option Shares purchased by exercise of the TCIVB Option and for the number of shares of TCIVB to which the Grantee is entitled by the exercise of TCIVB Tandem SARs and any cash payment to which the Grantee is entitled by the exercise of TCIVB Tandem SARs. If delivery is by mail, delivery of shares of TCIVB shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment shall be deemed effected when a Company check, payable to Grantee and in an amount equal to the amount of the cash payment, shall have been deposited in the United States mail, addressed to the Grantee.

     8. EARLY TERMINATION OF OPTION AND TANDEM SARS. Unless otherwise determined by the Committee in its sole discretion, the TCIVB Option and TCIVB Tandem SARs shall terminate, prior to the expiration of the TCIVB Option Term, at the time specified below:

        (a) If Grantee's employment with the Company and its Subsidiaries terminates (i) other than (x) by the Company for "cause" (as defined in Section 11.2(b) of the Plan), (y) by the Grantee with "good reason" (as defined herein) or (z) by the Company without cause, and (ii) other than
     (x) by reason of death or Disability, (y) with the written consent of the Company or the applicable Subsidiary or (z) without such consent if such termination is pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), then the TCIVB Option and all TCIVB Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the 90-day period which began on the date of termination of Grantee's employment;

        (b) If Grantee dies while employed by the Company or a Subsidiary, or prior to the expiration of a period of time following termination of Grantee's employment during which the TCIVB Option and TCIVB Tandem SARs remain exercisable as provided in paragraph (a), the TCIVB Option and all TCIVB Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of death;


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        (c) If Grantee's employment with the Company and its Subsidiaries terminates by reason of Disability, then the TCIVB Option and all TCIVB Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of termination of Grantee's employment;

        (d) If Grantee's employment with the Company and its Subsidiaries is terminated by the Company for "cause" (as defined in Section 11.2(b) of the Plan), then the TCIVB Option and all TCIVB Tandem SARs shall terminate immediately upon such termination of Grantee's employment; or

        (e) If Grantee's employment (i) is terminated by Grantee (x) with "good reason" (as defined herein), (y) with the written consent of the Company or the applicable Subsidiary or (z) pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or (ii) by the Company without "cause" (as defined in Section 11.2(b) of the Plan), then the TCIVB Option Term shall terminate early only as provided for in paragraph 8(b) above or 12(b) below.

        In any event in which the TCIVB Option and TCIVB Tandem SARs remain exercisable for a period of time following the date of termination of Grantee's employment as provided above, the TCIVB Option and TCIVB Tandem SARs may be exercised during such period of time only to the extent the same were exercisable as provided in paragraph 4 above on such date of termination of Grantee's employment. A change of employment is not a termination of employment within the meaning of this paragraph 8 provided that, after giving effect to such change, the Grantee continues to be an employee of the Company or any Subsidiary. Notwithstanding any period of time referenced in this paragraph 8 or any other provision of this paragraph that may be construed to the contrary, the TCIVB Option and all TCIVB Tandem SARs shall in any event terminate upon the expiration of the Option Term.

        "Good reason" for purposes of the Agreement shall be deemed to have occurred upon the happening of any of the following:

        (i) any reduction in Grantee's annual rate of salary;

        (ii) either (x) a failure of the Company to continue in effect any employee benefit plan in which Grantee was participating or (y) the taking of any action by the Company that would adversely affect Grantee's participation in, or materially reduce Grantee's benefits under, any such employee benefit plan, unless such failure or such taking of any action, adversely affects the senior members of the corporate management of the Company generally;


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        (iii) the assignment to Grantee of duties and responsibilities that are materially more oppressive or onerous than those attendant to Grantee's position immediately after the date hereof;

        (iv) the relocation of the office location as assigned to Grantee by the Company to a location more than 20 miles from Grantee's then current location without Grantee's consent; or

        (v) the failure of the Company to obtain, prior to the time of any reorganization, merger, consolidation, disposition of all or substantially all of the assets of the Company or similar transaction effective after the date hereof, in which the Company is not the surviving person, the unconditional assumption in writing or by operation of law of the Company's obligations to Grantee under this Agreement by each direct successor to the Company in any such transaction.

     9. AUTOMATIC EXERCISE OF TCIVB TANDEM SARS. Immediately prior to the termination of the TCIVB Option, as provided in paragraph 8 above, or the expiration of the Option Term, all remaining TCIVB Tandem SARs shall be deemed to have been exercised by the Grantee.

     10. NONTRANSFERABILITY OF TCIVB OPTION AND TCIVB TANDEM SARS. During Grantee's lifetime, the TCIVB Option and TCIVB Tandem SARs are not transferable (voluntarily or involuntarily) other than pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, are exercisable only by the Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the TCIVB Option and TCIVB Tandem SARs shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the TCIVB Option and TCIVB Tandem SARs shall pass by will or the laws of descent and distribution. Following Grantee's death, the TCIVB Option and any TCIVB Tandem SARs, if otherwise exercisable, may be exercised by the person to whom such option or right passes accordingly to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

     11. NO SHAREHOLDER RIGHTS. The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of TCIVB as to which this Agreement relates until such shares shall have been issued to Grantee by the Company. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section 11.18 of the Plan.

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     12. ADJUSTMENTS.

         (a) The TCIVB Option and TCIVB Tandem SARs shall be subject to adjustment (including, without limitation, as to the number of TCIVB Option Shares and the TCIVB Option Price per share) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 4.2 of the Plan following the Grant Date.

         (b) In the event of any Approved Transaction, Board Change or Control Purchase, the TCIVB Option and all TCIVB Tandem SARs shall become exercisable in full without regard to paragraph 4(a); provided, however, that to the extent not theretofore exercised the TCIVB Option and all TCIVB Tandem SARs shall terminate upon the first to occur of the consummation of the Approved Transaction, the expiration of the TCIVB Option Term or the earlier termination of the TCIVB Option and TCIVB Tandem SARs pursuant to paragraph 8 hereof. Notwithstanding the foregoing, the Committee may, in its discretion, determine that the TCIVB Option and TCIVB Tandem SARs will not become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for the Award evidenced by this Agreement or to assume this Agreement and the Award evidenced hereby and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the Award evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Committee), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the TCIVB may be changed, converted or exchanged in connection with the Approved Transaction.

     13. RESTRICTIONS IMPOSED BY LAW. Without limiting the generality of Section
11.9 of the Plan, the Grantee agrees that Grantee will not exercise the TCIVB Option or any TCIVB Tandem SAR and that the Company will not be obligated to deliver any shares of TCIVB or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the TCIVB is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the TCIVB Option or any TCIVB Tandem SAR or the resulting delivery of shares of TCIVB or other payment to comply with any such law, rule, regulation or agreement.

     14. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure or address for the Company, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:


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         (a) delivered personally to the following address:

                 Tele-Communications, Inc.
                 5619 DTC Parkway
                 Englewood, Colorado 80111-3000
             or

         (b) sent by first class mail, postage prepaid and addressed as follows:

                 Tele-Communications, Inc.
                 c/o General Counsel, Tele-Communications, Inc.
                 P. O. Box 5630
                 Denver, Colorado 80217

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.

     15. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 11.8(b) of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,

         (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

         (b) subject to Section 11.8(b) of the Plan and any required approval of the Company's stockholders, the Award evidenced by this Agreement may be cancelled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the TCIVB Option or any TCIVB Tandem SAR to the extent then exercisable.


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

     16. GRANTEE EMPLOYMENT. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate the Grantee's employment at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Grantee and the Company or any Subsidiary.

     17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

     18. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     19. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

     20. RULES BY COMMITTEE. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.

     21. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and Grantee regarding the subject matter hereof. Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the TCIVB Options and TCIVB Tandem SARs and replaces and makes null and void any prior agreements between Grantee and the Company regarding the TCIVB Options.


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

     22. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.


                                       TELE-COMMUNICATIONS, INC.



                                       By:
                                           -------------------------------------
                                           Name:  Stephen M. Brett
                                           Title: Executive Vice President
                                                  Secretary and General Counsel


                                       ACCEPTED:


                                       -----------------------------------------



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                                         Exhibit B to Non-Qualified Stock Option
                                         and Stock Appreciation Rights Agreement
                                         dated as of March 1, 1999



                  TELE-COMMUNICATIONS, INC. 1998 INCENTIVE PLAN

                           DESIGNATION OF BENEFICIARY


     I, ________________________________________ (the "Grantee"), hereby declare that upon my death ______________________________________ (the "Beneficiary") of
                                  Name

_______________________________________________________________________________,
     Street Address              City               State          Zip Code

who is my ____________________________________________, shall be entitled to the
                    Relationship to Grantee

TCIVB Option, TCIVB Tandem SARs and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

     It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

     It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.






-------------------------------     --------------------------------------------
          Date                        Grantee


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